Exhibit 10.23
2021 BASE SALARY TABLE FOR NAMED EXECUTIVE OFFICERS

The 2021 annual base salaries of the following Named Executive Officers of Ameren Corporation (“Ameren”), Union Electric Company (“UE”) and Ameren Illinois Company (“AIC”) (which officers are employed by Ameren and/or an Ameren subsidiary as of February 12, 2021, and were determined to the extent applicable by reference to the Ameren Proxy Statement and the UE and AIC Information Statements for the 2021 annual meetings of shareholders and by reference to the definition of “Named Executive Officer” in Item 402(a)(3) of SEC Regulation S-K) are as follows:

Name, Position and Entities for which Officer is a Named Executive Officer	2021 Base Salary
Warner L. Baxter Chairman, President and Chief Executive Officer - Ameren (Ameren, UE, AIC)	$1,300,000
Martin J. Lyons, Jr. Chairman and President - UE (Ameren, UE)	$755,000
Michael L. Moehn Executive Vice President and Chief Financial Officer - Ameren, UE and AIC (Ameren, UE, AIC)	$715,000
Richard J. Mark Chairman and President - AIC (Ameren, AIC)	$566,000
Fadi M. Diya Senior Vice President and Chief Nuclear Officer - UE (Ameren, UE)	$555,000
Chonda J. Nwamu Senior Vice President, General Counsel and Secretary - Ameren, UE and AIC (UE, AIC)	$550,000
Bruce A. Steinke Senior Vice President Finance & Chief Accounting Officer - Ameren Services Company (AIC)	$419,000